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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 13, 2005
                        (Date of earliest event reported)

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                           ARLINGTON HOSPITALITY, INC.
             (Exact name of registrant as specified in its charter)

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
               Delaware                                 0-15291                              36-3312434
    (State or other jurisdiction of              (Commission File No.)            (IRS Employer Identification No.)
            incorporation)
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                        2355 South Arlington Heights Road
                                    Suite 400
                        Arlington Heights, Illinois 60005
                    (Address of Principal Executive Offices)

                                 (847) 228-5400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02 - NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
OR STANDARD; TRANSFER OF LISTING.

On January 13, 2005, the Company received notice from Nasdaq staff indicating that the Company fails to satisfy the minimum stockholders' equity requirement for continued listing on the Nasdaq National Market. As a result, the Company has filed an application to transfer the listing of its common stock from the Nasdaq National Market to the Nasdaq SmallCap Market.

For more information regarding the Company's Nasdaq listing, see the press release attached hereto as Exhibit 99.1.

ITEM 8.01 - OTHER ITEMS.

On January 20, 2005, the Company issued a press release announcing a hotel sales and new developments update and its filing of an application to transfer the listing of its common stock from the Nasdaq National Market to the Nasdaq SmallCap Market. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

99.1     Press Release of Arlington Hospitality, Inc., dated January 20, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  January 20, 2005


                            Arlington Hospitality, Inc.
                            (Registrant)

                            By: /s/ Stephen K. Miller
                                -----------------------------------------------
                                    Stephen K. Miller
                                    Interim Chief Executive Officer and Senior
                                    Vice President - Real Estate and Business
                                    Development

                            By: /s/ James B. Dale
                                -----------------------------------------------
                                    James B. Dale
                                    Senior Vice President and
                                    Chief Financial Officer